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                      SEI INSTITUTIONAL INVESTMENTS TRUST

                           INTERNATIONAL EQUITY FUND
                                 SMALL CAP FUND

                     SUPPLEMENT DATED JUNE 25, 1999 TO THE
                      PROSPECTUS DATED SEPTEMBER 30, 1998

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Board of Trustees of SEI Institutional Investments Trust (the "Trust"), including all of the Trustees who are not "interested persons" of the Trust, have appointed Oechsle International Advisors, LLC ("Oechsle"), as a Sub-Adviser to the Trust's International Equity Fund (the "Fund"). Oechsle was approved as a
Sub-Adviser at the Quarterly Meeting of the Board of Trustees held on June
21-22, 1999, and its appointment does not require Shareholder approval. This procedure for adding or replacing Sub-Advisers was approved by the Trust's sole initial shareholder on June 14, 1996, and was authorized by an exemptive order issued to the Trust by the Securities and Exchange Commission on April 29, 1996.

In evaluating Oechsle, the Trustees received written and oral information from SEI Investments Management Corporation ("SIMC") and Oechsle. SIMC recommended the selection of Oechsle and reviewed the considerations and the search process that led to its recommendation. The Trustees also met with representatives of Oechsle and considered information about portfolio managers, investment philosophy, strategies and process, as well as its performance track record, among other factors. In appointing Oechsle, the Trustees carefully evaluated:
(1) the nature and quality of the services expected to be rendered to the Fund by Oechsle; (2) the distinct investment process of Oechsle; (3) the history, reputation, qualification and background of Oechsle's personnel and its financial condition; (4) its performance record; and (5) other factors deemed relevant. The Trustees also reviewed the fees to be paid to Oechsle, including any benefits to be received by Oechsle or its affiliates in connection with soft dollar arrangements.

Under the Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between
SIMC (the "Adviser") and Oechsle relating to the Fund, Oechsle makes investment decisions for the assets of the Fund allocated to Oechsle by SIMC, and continuously reviews, supervises and administers the Fund's investment program with respect to these assets. Oechsle is independent of SIMC and discharges its responsibilities subject to the supervision of SIMC and the Trustees of the Trust and in a manner consistent with the Fund's investment objectives, policies and limitations. The Sub-Advisory Agreement is substantially similar to those in existence between the Adviser and the Trust's other sub-advisers. Specifically, the duties to be performed under such agreement are similar, and the standard of care and termination provisions of the Agreement are identical, to the other agreements. The Sub-Advisory Agreement will remain in effect until June 2001
(unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940).

In connection with the appointment of Oechsle as Sub-Adviser to the Fund, the "Sub-Advisers" Section on page 21 of the Prospectus is amended by inserting the following disclosure relating to Oechsle:

OECHSLE INTERNATIONAL ADVISORS, LLC.

Oechsle International Advisors, LLC ("Oechsle"), acts as a Sub-Adviser for a portion of the assets of the International Equity Fund. Oechsle is a limited liability company that is registered as an investment adviser. Oechsle currently has approximately $13 billion in assets under management. The principal business address of Oechsle is One International Place, 23rd Floor, Boston, Massachusetts
02110.

S. Dewey Keesler, Jr., a founding Principal of Oechsle, and Kathleen Harris, a
Principal and Portfolio Manager/Research Analyst at Oechsle, serve as Portfolio
Managers of the portion of the Fund's assets managed by Oechsle. Prior to founding Oechsle, Mr. Keesler was a Portfolio Manager at Putnam International
Advisors. He has over 17 years of investment experience. Prior to joining
Oechsle in 1995, Ms. Harris was a Portfolio Manager and Investment Director for
the State of Wisconsin Investment Board.
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Listed below are the names and principal occupations of the principal executive officer and each of the directors of Oechsle. The principal business address of the principal executive officer and each of the directors, as it relates to their position at Oechsle, is One International Place, 23rd Floor, Boston,
Massachusetts 02110.
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NAME                               TITLE
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S. Dewey Keesler                   CIO and Principal
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                                   Principal/Director of
Stephen P. Langer                  Marketing
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Sean Roche                         COO and Principal
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Warren Walker                      Principal/Portfolio Manager

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

The Adviser will pay Oechsle a fee based on a percentage of the average monthly market value of the assets of the Fund assigned to Oechsle.
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At the same Meeting, the Trustees determined to terminate Spyglass Asset
Management, Inc. ("Spyglass"), one of the Small Cap Fund's current Sub-Advisers. In determining to terminate Spyglass, the Trustees reviewed information provided by SIMC relating to Spyglass' investment performance and its adherence to its stated investment discipline.
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The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE